UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2013
AIS FUTURES FUND IV L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-52599	13-3909977
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o AIS CAPITAL MANAGEMENT, L.P.
187 Danbury Road, Suite 201
Wilton, Connecticut  06897
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 563-1180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On October 31, 2013, Registrant sold limited partnership interests (“Interests”) in Registrant to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Interests sold on October 31, 2013 was $50,000.00 in cash.  The Interests were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(a)(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising.  In connection with the sales of the Interests described above, upfront selling commissions of $0 were paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2013

AIS FUTURES FUND IV L.P.

By:	AIS Capital Management L.P.

By:	/s/ John Hummel
	Name:	John Hummel
	Title:	Managing Principal